EXHIBIT 10.14

                           LOAN AND SECURITY AGREEMENT

           This Loan and Security Agreement (the "Agreement") is entered into as of June 1, 1999 by and among U.S. Electricar, Inc., a California corporation (the "Company"), Jagen Pty Ltd., an Australian company, and Anthony Rawlinson (each, a "Secured Party" and together, the "Secured Parties").


                                     RECITAL


         A. The Company wishes to borrow funds from the Secured Parties and is willing to return such amounts to the Secured Parties in cash or in securities as contemplated in Secured Convertible Promissory Notes in the form attached hereto as Exhibit A and incorporated herein by this reference (the "Note").


         B. The Secured Parties are willing to accept the Notes provided that the Company and each Secured Parties enter into a Note, this Agreement, the Purchase Agreement and such other documents as are contemplated thereby, and that the Company grant each Secured Parties a security interest in the collateral contemplated hereunder.


         NOW, THEREFORE, in consideration of the representations, warranties and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Grant of Security Interest. Subject to the terms and conditions of this Agreement, the Company hereby grants to the Secured Parties a security interest in all property which is in the Company's possession or control in any matter or for any purpose, including, without limitation, the Company's right, title and interest in the now owned and hereafter acquired assets described on Exhibit A, and the proceeds, increase and products of such property, and all property which the Company may receive on account of such property (collectively, the "Collateral").

         2. Obligation Secured. This Agreement shall secure the performance of the Notes on the conditions set forth below.

         3. Covenants of the Company. The Company hereby covenants and agrees with the Secured Parties as follows:

                  3.1 Defense. The Company shall defend the Collateral against any adverse claims or demands. The Company shall not sell, contract for sale, discount, factor, pledge, grant or permit to arise or exist a security interest in, license, or otherwise dispose of, encumber or impair the rights of the Secured Parties to any of the Collateral out of the ordinary course of business (it being understood that a portion of the Company's business includes licensing and selling its technology to other parties) until each Note has been satisfied without the prior written approval of the Secured Parties.

                  3.2 Cooperation. The Company shall cooperate with the Secured Parties to ensure that the Secured Parties obtain and maintain a fully perfected security interest in the Collateral. Such cooperation shall include, without limitation, assisting the Secured Parties with the giving of such notices as the Secured Parties deem necessary or appropriate to inform third parties of the Secured Parties' security interest in the Collateral, and executing from time to time such additional documents and instruments, including any financing statements under the UCC, if any, as may be requested by the Secured Parties to perfect, continue or protect the security interest created by this Agreement, or otherwise to achieve the purposes of this Agreement.

                  3.3 Notice of Claims. The Company shall promptly advise the Secured Parties in writing of the initiation of any legal proceedings against the Company or the threat thereof. The Company shall promptly notify Secured Parties in writing of any event that affects the rights and remedies of Secured Parties in relation to the Collateral, including, but not limited to, the levy of any legal process against the Collateral and the adoption of any marketing order, arrangement or procedure affecting the Collateral, whether governmental or otherwise.

                  3.4 Discharge. The Company will pay and discharge promptly as they become due and payable all taxes, assessments and other governmental charges or levies imposed upon their income or upon any of their properties or assets, or upon any part thereof, as well as all lawful claims of any kind which, if unpaid, might by law become a lien or a charge upon the Collateral; provided that the Company shall not be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings promptly initiated and diligently conducted.

                  3.5 Preserve Collateral. The Company shall keep the Collateral separate and identifiable. The Company shall maintain the Collateral in good and saleable condition, repair it as necessary and otherwise deal with the Collateral in all such ways as are considered good practice by owners of like property, use it lawfully and only as permitted by insurance policies, and permit Secured Parties to inspect the Collateral at any reasonable time.

                  3.6 Deposit Proceeds. As to Collateral which is inventory or accounts, the Company will, after an Event of Default under the Note, deposit all cash proceeds as received in a demand deposit account designated by Secured Parties, containing only such proceeds and deliver statements identifying units of inventory disposed of, accounts which give rise to proceeds, all acquisitions and returns of inventory, and all non-cash proceeds other than inventory received in trade, as required by Secured Parties.

                  3.7 Collect  Proceeds.  As to  Collateral  which is  accounts, chattel paper, general intangibles and proceeds, the Company warrants, represents and agrees that if an account debtor shall also be indebted to the Company on another obligation, any payment made by such account debtor not specifically designated to be applied on any particular obligation shall be considered to be a payment on the account in which Secured Parties have a security interest.

                  3.8 Insure Collateral. The Company will insure the Collateral with the Secured Parties as loss payee in form and amounts, and against risks and liability, satisfactory to the Secured Parties (to the extent customarily maintained by businesses similar to the Company) and hereby assigns such policies to the Secured Parties and authorizes the Secured Parties to make any claim thereunder and to receive payment of and endorse any instrument in payment of any loss or return premium.

                  3.9 Pay Costs. The Company shall pay all reasonable costs and expenses, including reasonable attorneys' fees, paid or incurred by the Secured Parties to enforce this Agreement, to protect the security interest of the Secured Parties in the Collateral, or to preserve, process, develop, maintain, care for or insure the Collateral, or any part thereof.

                  3.10 Maintain Company. The Company shall not enter into an agreement to merge with and into or consolidate with another entity or convey, sell, lease or otherwise transfer substantially all of its assets at a time any amounts are owed to Secured Parties under the Note. The Company will notify Secured Parties immediately of any proposed change in the Debtor's name, identity or corporate structure.

                  3.11   Fulfill   Obligations.   The  Company   shall  use  all
commercially reasonable efforts to fulfill its contractual obligations under the Purchase Agreement and the documents contemplated thereby.

        4.  Representations and Warranties.

                  4.1 Representations and Warranties of the Company. The Company represents and warrants to the Secured Parties as follows:

                           (a) The Company is duly organized,  validly  existing
and in good standing under the laws of California and has the power and authority to own and operate its properties, to carry on its business as currently conducted and as proposed to be conducted and to enter into and perform this Agreement.

                           (b) This  Agreement  constitutes  a legal,  valid and
binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

                           (c) The execution and  performance  of this Agreement
has been duly authorized and will not constitute a breach of or a default under the terms of the organizational documents of the Company or any material agreement to which the Company is party or by which it is bound or restrictions on transfer under applicable federal and state securities laws.

                           (d) Any officers,  agents or  representatives  acting
for or on behalf of the Company in connection with this Agreement have been duly authorized and are fully empowered to act in connection with this Agreement and all matters related thereto.

                           (e) The Company has good and marketable  title,  free
and clear of any and all adverse claims, liens and encumbrances, to the Collateral, free and clear of all covenants, conditions, restrictions, voting trust arrangements, liens, charges, encumbrances, options and adverse claims or rights whatsoever, except as specified in Schedule 5.1(e).

                           (f)  The  Company  recognizes  that  in an  Event  of
Default under the Note the Secured Parties may be unable to effect a public sale of all or a part of the Collateral. The Company understands that private sales so made may be at prices and on other terms less favorable to the Company than if the Collateral were sold at public sales, and agrees that the Secured Parties have no obligation to delay the sale of any of the Collateral. The Company agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner, if made at arms' length.

                  4.2 Representations and Warranties of the Secured Parties. Each Secured Parties represents and warrants that:

                           (a)  the  Secured  Party  has had an  opportunity  to
discuss the Company's business, management and financial affairs with its management and to obtain any additional information which the Secured Party has deemed necessary or appropriate for deciding whether or not to accept the Collateral as collateral for the Note, and has had an opportunity to receive, review and understand the disclosures and information regarding the Company's financial statements, capitalization and other business information as set forth in Company's filings with the Securities and Exchange Commission which are all incorporated herein by reference, together with all exhibits referenced therein.

                           (b)  The  Secured   Party  has  such   knowledge  and
experience in financial and business matters, including investments in other start-up companies, that it is capable of evaluating the merits and risks of the Note, and it is able to bear the economic risk of such loan. Further, the Secured Party has such knowledge and experience in financial and business matters that he is capable of utilizing the information made available to him in connection with the loan.

                           (c) If Secured Party is a  corporation,  partnership,
trust or estate: (i) the individual executing and delivering this Agreement on behalf of the Secured Party has been duly authorized and is duly qualified to execute and deliver this Agreement on behalf of Secured Party and (ii) the signature of such individual is binding upon Secured Party.

                  4.3 Survival of Representations and Warranties. All of the representations and warranties contained in this Agreement shall survive for so long as any amounts are owed under the Note.

        5. Additional Rights of Secured Parties.

                  5.1 Choice of Remedies. After an Event of Default under the Note and any waiting or notice periods required by California law, the Secured Parties shall have the right to do any one or more of the following:

                           (a)   declare  any   indebtedness   under  the  Notes
immediately due and payable.

                           (b) Enter the premises of the Company and enforce and
exercise all of the rights and remedies of secured parties under the Uniform Commercial Code of the State of California.

                           (c) Require the  Company to assemble  the  Collateral
and sell the Collateral, in one or more sales, for cash or on credit or to a wholesaler, retailer or user of the Collateral, at a private or public auction, all of which shall be deemed to be commercially reasonable.

                           (d) Take such  measures  as the  Secured  Parties may
consider necessary or desirable to preserve, process, develop, maintain or protect the Collateral or any portion thereof.

                           (e) Effect the transfer of any securities included in
the Collateral into the name of the Secured Parties.

                           (f) Require the Company to place the  interest of the
Secured Parties as a lienholder on the certificate of title (or other evidence of ownership) of any vehicle owned by the Company or with respect to which the Company holds a beneficial interest.

                           (g) File or  demand  the  Company  file any  forms or
other documents required to be filed with the United States Patent and Trademark Office, United States Copyright Office, or any filings in any foreign jurisdiction required to secure or protect the Secured Parties' interest in the Collateral.

                           (h)  Notify an  account  debtor or the  obligor on an
instrument, if any, to make payment to the Secured Parties, whether or not the Secured Parties were theretofore making collections on the account or instrument.

                           (i) Take control of any and all proceeds to which the
Secured Parties are entitled.

                  5.2 No Notice. The Secured Parties shall have no duty or obligation whatsoever to make or give any presentment, demand for performance, notice of non-performance, notice of protest or notice of dishonor in connection with the Collateral or to take any other action to preserve, protect or defend any right, title or interest of the Company with respect to any of the Collateral. The Company waives: (a) any right to require the Secured Parties to proceed against any person before any other, or to pursue any other remedy; (b) any right to the benefit of or to direct the application of the Collateral until the obligations secured hereunder have been satisfied in full; (c) any right of subrogation to any lender until the Notes have been satisfied; or (d) any right to require the Secured Parties to (i) exhaust the Collateral, (ii) apply the Collateral in any particular order, (iii) obtain any bond under claim and deliver proceedings or retain possession of and not dispose of the Collateral taken under claim and delivery proceedings until after trial or final judgment. The Company further waives, to the fullest extent permitted by law, all rights to notice for a judicial hearing prior to the time the Secured Parties takes possession or dispose of the Collateral upon default as provided herein. The Secured Parties shall not be obligated to make any sale of the Collateral or any part of it if they determine not to do so, regardless of the fact that notice of sale of the Collateral may have been given. After an Event of Default under the Note the Secured Parties may, without notice or publication, adjourn a public or private sale of the Collateral, or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

                  5.3 Discharge. In addition to all other rights given the Secured Parties herein, the Secured Parties may, but shall not be obligated to, discharge any or all taxes, liens, security interests or other encumbrances at any time levied or placed upon the Collateral.

                  5.4 Insure Collateral. If the Company should fail after reasonable request to deliver evidence of appropriate insurance to the Secured Parties, the Secured Parties may, but shall have no duty to, obtain at the Company's cost and expense, insurance naming the Secured Parties and/or the Company as a payee, and the cost of such policy shall be secured by this Agreement and repaid by the Company.

                  5.5 License. For purposes of enabling the Secured Parties to exercise their rights and remedies hereunder, the Company hereby grants to the Secured Parties an irrevocable, non-exclusive and assignable license (exercisable without payment or royalty or other compensation to the Secured Parties) to use, license or sublicense any Collateral that constitutes intellectual property, to be exercisable by the Secured Parties solely after an Event of Default under a Note.

        6. Application of Proceeds.

                  6.1 Order. All proceeds of any sale of the Collateral by the Secured Parties shall be applied as follows:

                           (a) first,  to the payment of all reasonable fees and
expenses incurred by the Secured Parties, pro rata, in connection with any such sale, including, but not limited to, the expenses of advertising the Collateral to be sold, all court costs and reasonable fees of counsel for the Secured Parties in connection therewith, and the payment of all reasonable costs and expenses paid or incurred by the Secured Parties in connection with the exercise of any right or remedy hereunder, to the extent that such advances, costs and expenses shall not theretofore have been reimbursed to the Secured Parties;

                           (b) second,  to the payment of accrued  interest,  if
any, on the Notes, pro rata; and

                           (c)  third,   to  the  payment  of  the   outstanding
principal balance of the Notes, pro rata.

                  6.2 Surplus or Deficiency. Any surplus shall be delivered to the Company. If there is any deficiency, the Company shall promptly pay it to the Secured Parties on demand.

         7. Duration of Security Interest. The grant of the security interest, and all other terms and conditions of this Agreement as set forth herein, shall terminate upon the Company's payment in full or conversion of all indebtedness due under the Notes. On the date that such payment in full or conversion occurs, the Secured Parties shall, within five (5) business days, execute and file such documents and instruments, including a termination statement under the UCC, as may be required to terminate the Secured Parties' security interest in the Collateral.

         8. Notices. Any notice, request or other communication required or permitted hereunder will be in writing and shall be deemed to have been duly given if personally delivered or if telecopied or mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth below. Any party hereto may by notice so given change its address for future notice hereunder. Notice will be deemed to have been given when personally delivered or when deposited in the mail or telecopied in the manner set forth above and will be deemed to have been received when delivered.

                  (a)      If to Jagen

                           9 Oxford Street
                           South Yarra 3141
                           Melbourne, Victoria
                           Australia
                           Telecopier 011 - 613 - 9826 - 5499

                           with a copy to:

                           Gray Cary Ware & Freidenrich LLP
                           4365 Executive Drive, Suite 1600
                           San Diego, California  92121
                           Telecopier (619) 677-1477
                           Attention:  Robert W. Ayling, Esq.

                  (b)      if to Rawlinson

                           5 Shenton Way, #1301
                           UIC Building
                           Singapore 068808, Singapore
                           Telecopier 011 -65 - 220-5338

                           with a copy to:

                           Gray Cary Ware & Freidenrich LLP
                           4365 Executive Drive, Suite 1600
                           San Diego, California  92121
                           Telecopier (619) 677-1477
                           Attention:  Robert W. Ayling, Esq.

                  (c)      if to the Company

                           U.S. Electricar, Inc.
                           19850 South Magellan Drive



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

                           Torrance, California  90502
                           Telecopier (310) 527-7888
                           Attention:  President

                           with a copy to:

                           Bay Venture Counsel, LLP
                           1999 Harrison Street, Suite 1300
                           Oakland, CA 94612
                           Attention:  Donald C. Reinke, Esq.
                           Telecopier (510) 834-7440

        9. Miscellaneous.

                  9.1 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

                  9.2 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

                  9.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. This Agreement may be executed by facsimile.

                  9.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  9.5 Attorney's Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement, the Secured Parties shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which they may be entitled.

                  9.6 Amendments and Waivers. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. The waiver of any default or event of default hereunder shall not be a waiver of any subsequent default or event of default. The Secured Parties' acceptance of partial or delinquent payments or the Secured Parties' failure to exercise any rights they may have shall not waive any obligation of the Company or any rights of the Secured Parties or otherwise modify this Agreement, or waive any other similar matter. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

                  9.7 Remedies Cumulative; Specific Performance. The rights and remedies of the parties hereto shall be cumulative (and not alternative). The parties to this Agreement agree that, in the event of any breach or threatened breach by the Company to this Agreement of any covenant, obligation or other provision set forth in this Agreement for the benefit of any other party to this Agreement, such other party shall be entitled (in addition to any other remedy that may be available to it) to (a) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (b) an injunction restraining such breach or threatened breach.

                  9.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith to achieve the closest comparable terms as is possible. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

                  9.9 Venue. Any action, arbitration, or proceeding arising directly or indirectly from this Agreement or any other instrument or security referenced herein shall be litigated or arbitrated, as appropriate, in the State of California.

                  9.10 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements regarding the subject matter hereof existing between the parties hereto are expressly canceled.


                  9.11 Exculpation Among Secured Parties. Each Secured Party acknowledges that it is not relying upon any person, firm or corporation, other than the Company, in making its investment or decision to accept the Collateral as security for the Notes.


           IN WITNESS WHEREOF, the Company and the Secured Parties have caused this Agreement to be executed as of the date first above written.

COMPANY:                                    SECURED PARTY:

U.S. ELECTRICAR, INC.                       JAGEN PTY LTD.


By:                                         By:      /s/ Boris Liberman
   -----------------------------                --------------------------------
     Name:                                       Name:   Boris Liberman
     Title:                                      Title:  Director
            --------------------------                 -------------------------
                                            SECURED PARTY:

                                              /s/Anthony Rawlinson
                                             -----------------------------------
                                               Anthony D. Rawlinson

                                    EXHIBIT A



This Exhibit A covers all right and title of the Company in, to and under all of the following, wherever located and whether now owned or hereafter owned or acquired:


                  1. all "accounts" of the Company, as defined in Section 9-106 of the Uniform Commercial Code ("UCC"), including, without limitation, all accounts receivable, obligations and contract rights owned or owing the Company;

                  2. all "chattel paper" of the Company, as defined in Section 9-105(1)(b) of the UCC;

                  3. all contracts, undertakings, franchise agreements or other agreements in or under which the Company may now or hereafter have any right, title or interest;

                  4. all  "deposit  accounts"  of the  Company,  as  defined  in
Section 9-105(e) of the UCC, including, without limitation, any agreement relating to the terms of payment or the terms of performance thereof;

                  5. all "documents" of the Company, as defined in Section 9-105(1)(f) of the UCC;

                  6. all "equipment" of the Company, as defined in Section 9-109(2) of the UCC;

                  7. all "fixtures" of the Company, as defined in Section 9-313(1)(a) of the UCC;

                  8. all "general  intangibles"  of the  Company,  as defined in
Section 9-106 of the UCC;

                  9. all "instruments" of the Company, as defined in Section 9-105(1)(i) of the UCC;

                  10. all "inventory" of the Company, as defined in Section 9-109(4) of the UCC;

                  11. all  "investment  property" of the Company,  as defined in
Section 9-115(1)(f) of the UCC;


                  12. any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held (collectively, the "Copyrights");

                  13. any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;


                  14. any and all design rights which may be available to the Company now or hereafter existing, created, acquired or held;


                  15. all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations in part of the same (collectively, the "Patents");


                  16. any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of the Company connected with and symbolized by such trademarks (collectively, the "Trademarks");


                  17. any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;


                  18. all licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights; and


                  19. all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents;


                  20. all property of the Company held by Secured Parties or any other party for whom the Secured Parties is acting as agent hereunder, including, without limitation, all property of every description now or hereafter in the possession or custody of or in transit to the Company for any purpose, including, without limitation, safekeeping, collection or pledge;

                  21. all other goods and personal property of the Company whether tangible or intangible and whether now or hereafter owned or existing, leased, consigned by or to, or acquired by the Company and wherever located; and

                  22. to the extent not otherwise included, all "proceeds" as defined in Section 9-306(1) of the UCC of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

                                 Schedule 5.1(e)

None.